UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2007

Immediatek, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 744-8801

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2007, Radical Holdings LP, Immediatek, Inc., or the Company, and IMKI Ventures, Inc., a newly formed, wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement. In accordance with the Asset Purchase Agreement, IMKI Ventures, Inc. purchased a website in development and certain related assets from Radical Holdings LP in exchange for 60,514 shares of Company common stock. The determination of the number of shares of Company common stock was the result of the quotient of $151,285, the value of the assets, and the closing price of Company common stock as reported by the Over-the-Counter Bulletin Board on August 30, 2007, or $2.50 per share of common stock. In the Asset Purchase Agreement, each party made certain representations and warranties, and covenanted with, the other parties, including, among other items, Radical Holdings LP’s representation as to title to the assets being sold. See “Section 2 – Financial Information – Item 2.01 Completion of Acquisition or Disposition of Assets” below. Prior to the consummation of the Asset Purchase Agreement, Radical Holdings LP beneficially owned 114,954 shares of Company common stock and was the sole stockholder of the Series A Convertible Preferred Stock of the Company. After giving effect to the asset purchase transaction, Radical Holdings LP remains the sole stockholder of the Series A Convertible Preferred Stock and, as of September 4, 2007, beneficially owns 175,468 shares of Company common stock, or 96.6% of the outstanding voting power of the Company.

On September 1, 2007, the Company entered into a Services Agreement with Radical Incubation LP, an affiliate of Radical Holdings LP. Pursuant to this Services Agreement, Radical Incubation LP will assist the Company in developing, servicing, improving and operating the assets the Company acquired from Radical Holdings LP. These services will be provided to the Company at a cost of $53,000 per month, prorated on a daily basis for any partial month. This agreement will continue until October 31, 2007; provided, that the Company has the right, but not the obligation, to extend the term of the agreement until November 30, 2007 upon advance written notice to Radical Incubation LP. This agreement may be terminated upon three (3) days’ prior written notice by either party. The Company also agreed to indemnify and hold harmless Radical Incubation LP for its performance of these services, except for gross negligence and willful misconduct. Further, each party’s maximum aggregate liability for damages under this agreement is limited to the amounts paid or received, as applicable, under the agreement during twelve months prior to that cause of action. A copy of the Services Agreement is attached as Exhibit 10.24 to this Current Report on Form 8-K. The Services Agreement is in addition to the Management Services Agreement that the parties entered into in February 2007.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2007, IMKI Ventures, Inc., a newly formed, wholly-owned subsidiary of the Company, consummated the acquisition of the following assets from Radical Holdings LP pursuant to that certain Asset Purchase Agreement, dated August 31, 2007, by and among the Company, IMKI Ventures, Inc. and Radical Holdings LP:

• an e-commerce website under development and its related databases, domain names and applications;

• computer hardware, which includes two servers; and

• computer software.

As consideration for these assets, the Company issued Radical Holdings LP 60,514 shares of Company common stock. The determination of the number of shares of Company common stock was the result of the quotient of $151,285, the value of the assets, and the closing price of Company common stock as reported by the Over-the-Counter Bulletin Board on August 30, 2007, or $2.50 per share of common stock. Prior to the consummation of the Asset Purchase Agreement, Radical Holdings LP beneficially owned 114,954 shares of Company common stock and was the sole stockholder of the Series A Convertible Preferred Stock of the Company. After giving effect to the asset purchase transaction, Radical Holdings LP remains the sole stockholder of the Series A Convertible Preferred Stock and, as of September 4, 2007, beneficially owns 175,468 shares of Company common stock, which, collectively, constitutes 96.6% of the outstanding voting power of the Company. Radical Holdings LP and the Company also have the following other material relationships:

• both current directors, as well as the President and Chief Executive Officer, of the Company are employees of Radical Incubation LP, an affiliate of Radical Holdings LP;

• the Investor’s Rights Agreement by and among the Company, Radical Holdings LP and the other parties thereto;

• the Services Agreement between the Company and Radical Incubation LP (as described in “Section 1 – Registrant’s Business and Operations – Item 1.01 Entry into a Material Definitive Agreement” above);

• the Management Services Agreement by and among the Company, DiscLive, Inc. and Radical Incubation LP pursuant to which certain personnel of Radical Incubation LP provide management services to the Company and DiscLive, Inc;

• the Sublease, pursuant to which DiscLive, Inc. subleases space from HDNet LLC, an affiliate of Radical Holdings LP; and

• the License Agreement, pursuant to which Radical Incubation Management LLC has the right to use the names, marks and logos of the Company and its subsidiaries to promote the Company and its subsidiaries.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On August 31, 2007, the Company issued 60,514 shares of Company common stock to Radical Holdings LP, an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act of 1933. The shares of Company common stock were issued in accordance with that certain Asset Purchase Agreement, which was a privately negotiated transaction, and were not registered under the Securities Act of 1933. As a result, these shares of Company common stock are “restricted securities” and may not be offered and sold in the United States absent registration or an applicable exemption from registration requirements. The certificate evidencing these shares of Company common stock contains a legend stating the same. These securities were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933. The issuance and sale of the foregoing securities were undertaken without general solicitation or advertising. Radical Holdings LP represented to the Company that, among other items, it is an “accredited investor” and that it is acquiring the securities for investment purposes only and not with a view toward public distribution.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit
10.22	Asset Purchase Agreement, dated as of August 31, 2007, by and among the Registrant, IMKI Ventures, Inc. and Radical Holdings LP.
10.23.1	Articles of Incorporation of IMKI Ventures, Inc., a wholly-owned subsidiary of the Registrant.
10.23.2	Bylaws of IMKI Ventures, Inc., a wholly-owned subsidiary of the Registrant.
10.24	Services Agreement, dated September 1, 2007, by and between the Registrant and Radical Incubation LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.,
a Nevada corporation

Date: September 6, 2007	By:	/s/ DARIN DIVINIA

Name: Darin Divinia
Title: President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
10.22	Asset Purchase Agreement, dated as of August 31, 2007, by and among the Registrant, IMKI Ventures, Inc. and Radical Holdings LP.
10.23.1	Articles of Incorporation of IMKI Ventures, Inc., a wholly-owned subsidiary of the Registrant.
10.23.2	Bylaws of IMKI Ventures, Inc., a wholly-owned subsidiary of the Registrant.
10.24	Services Agreement, dated September 1, 2007, by and between the Registrant and Radical Incubation LP.

Index to Exhibits